Fees Summary	Oct. 30, 2026 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0
Total Fee Amount	143,536.49
Total Transaction Valuation	1,649,844,742.34
Total Offset Amount	0
Net Fee	$ 143,536.49
Offset Table N/A	N/A